UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 23, 2026
Date of Report (date of earliest event reported)

CARMAX, INC.
(Exact name of registrant as specified in its charter)

Virginia		1-31420	54-1821055
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

12800 Tuckahoe Creek Parkway			23238
Richmond,	Virginia
(Address of Principal Executive Offices)			(Zip Code)
(804) 747-0422
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KMX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 23, 2026, at the CarMax, Inc. (the “Company”) 2026 Annual Meeting of Shareholders, the Company’s shareholders, upon recommendation of the Board of Directors (the “Board”), approved the CarMax, Inc. 2002 Stock Incentive Plan, as amended and restated (the “Stock Incentive Plan”). The Stock Incentive Plan authorizes the Company to provide equity awards to its employees and non-employee directors. The approved amendments: (a) increase the number of shares of the Company’s common stock reserved for issuance under the Stock Incentive Plan by 1,842,000 shares, (b) add a minimum vesting requirement for incentive awards, with limited exceptions, (c) prohibit the payment of dividends and dividend equivalents with respect to unvested incentive awards, and (d) extend the termination date of the Stock Incentive Plan from June 27, 2033 to June 23, 2036.

The Stock Incentive Plan is attached hereto as Exhibit 10.1 and is hereby incorporated by reference into this Item 5.02. The foregoing description of the Stock Incentive Plan is qualified in its entirety by reference to the attached Exhibit.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On June 23, 2026, the Company held its 2026 Annual Meeting of Shareholders. The following actions were taken:

1. The shareholders elected the following directors to the Board, each for a one-year term expiring at the 2027 Annual Meeting of Shareholders, pursuant to the vote set forth below.

Director	Votes For	Votes Against	Votes Abstaining
Keith Barr	114,829,416	350,233	138,896
Peter J. Bensen	114,403,706	776,024	138,815
Sona Chawla	114,434,618	746,132	137,795
William C. Cobb	114,470,410	534,503	313,632
Thomas J. Folliard	109,919,543	5,261,737	137,265
James Kessler	114,578,494	424,775	315,276
David W. McCreight	113,554,035	1,628,064	136,446
Mark F. O’Neil	113,568,648	1,613,682	136,215
Robert T. O’Shaughnessy	114,784,276	393,343	140,926
Pietro Satriano	114,374,545	804,908	139,092
Marcella Shinder	111,552,110	3,037,796	728,639

There were 11,193,404 broker non-votes for each director.

2. The shareholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2027 pursuant to the vote set forth below.

Votes For	Votes Against	Votes Abstaining
124,402,598	1,969,402	139,949

3. The shareholders approved the non-binding advisory resolution related to the compensation of our named executive officers pursuant to the vote set forth below.

Votes For	Votes Against	Votes Abstaining
107,869,976	5,685,835	1,762,734

There were 11,193,404 broker non-votes related to this vote.

4. The shareholders approved the CarMax, Inc. 2002 Stock Incentive Plan, as amended and restated, pursuant to the vote set forth below.

Votes For	Votes Against	Votes Abstaining
109,927,642	3,724,815	1,666,088

There were 11,193,404 broker non-votes related to this vote.

Item 9.01.	Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number         Description of Exhibit

10.1                CarMax, Inc. 2002 Stock Incentive Plan, as amended and restated June 23, 2026.
104                Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMAX, INC.
(Registrant)

Dated: June 24, 2026	By: /s/ John M. Stuckey, III
John M. Stuckey, III
Senior Vice President, General Counsel
and Corporate Secretary